PIPE subscription obligation	6 Months Ended
Jun. 30, 2026
PIPE subscription obligation
PIPE subscription obligation
13.	PIPE subscription obligation:

In connection with the proposed BCA, the Company along with SVIII entered into securities purchase agreements for a PIPE financing with several investors for total gross proceeds of $107,675, with the proceeds contingent on the closing of the BCA. Pursuant to the PIPE financing, investors have agreed, among other things, to purchase an aggregate of 10,556,367 units of the Company at a price of $10.20 per unit, each unit comprising (1) one convertible preferred share of the Company and (2) one warrant exercisable for a common share at a price of $12.00 per share, to be consummated on the closing date. Additionally, the lead PIPE investor funded $350 at the time of commitment in January 2026 in exchange for 3,500,000 non-voting Class B common shares of the Company as part of their overall lead investment terms (the “Commitment Shares”). The non-voting Class B common shares will convert into New General Fusion Subordinate Voting Shares on a 1:1 basis. If the BCA does not close, the Class B common shares are mandatorily redeemable for the original investment amount of $350.

Issuance of the units is conditional upon satisfaction of the conditions to closing of the de-SPAC transaction. The arrangement obligates both the Company to issue, and the PIPE investors to purchase, the units, with the arrangement settling in its entirety or not at all. Accordingly, the Company concluded that the arrangement represents a single forward contract to issue the units, accounted for as one unit of account, under ASC 480 during the interim period.

The Company evaluated the PIPE subscription agreements under ASC 480, Distinguishing Liabilities from Equity. Pursuant to ASC 480-10-25-8, a financial instrument other than an outstanding share is classified as a liability if it embodies a conditional or unconditional obligation to transfer assets or issue equity shares. As the arrangement obligates the Company to issue units containing preferred shares that are contingently redeemable at the holder’s option and liability-classified warrants, the arrangement represents a forward sale contract classified as a liability in accordance with ASC 480. Furthermore, the warrants are liability classified as they do not meet the indexation to own equity criteria per ASC 815-40 due to the existence of a specific exercise price resetting feature.

The liability is required to be recognized at fair value on the balance sheet, with subsequent changes in fair value recognized in earnings within the consolidated statements of loss at each reporting period until the contract is settled or expires.

As the PIPE subscription agreements were entered into at arm’s length, the Company determined that the fair value of the forward contracts at the agreement date was $nil. The PIPE subscription agreements of the lead investor and other investors were subsequently remeasured to their estimated fair value as of June 30, 2026, resulting in a loss on the change in fair value of the PIPE subscription obligation of $8,151 and $22,051 being recognized during the three and six month periods ended June 30, 2026, respectively (2025 - $nil and $nil, respectively).

The Commitment Shares were issued in legal form to the lead PIPE investor in January 2026. The Company evaluated the Commitment Shares and concluded they are a freestanding financial instrument, separate from the PIPE forward contract to issue units, as they were issued under a separate agreement as a distinct class of legally issued and outstanding common shares that are legally detachable and transfer independently of the PIPE.

The Commitment Shares are redeemable for the nominal subscription amount only if the Business Combination does not close, a contingent event that is not certain to occur. As a result, the Commitment Shares are not mandatorily redeemable financial instruments under ASC 480-10-25-4 and are not classified as liabilities as of June 30, 2026. However, as redemption may be required upon an event that is not solely within the control of the Company, the Commitment Shares are classified outside of permanent equity, in temporary equity, in accordance with ASC 480-10-S99-3A.

The Commitment Shares were recorded at their estimated fair value at issuance of $26,306. As the Commitment Shares were issued to an arm’s-length investor, in consideration for the investors commitment to anchor the PIPE, the excess of their fair value over the nominal cash consideration received represents a direct and incremental cost of the PIPE financing and was recorded as deferred offering cost. Consistent with SEC Staff Accounting Bulletin Topic 5.A, deferred offering costs are carried as a deferred charge while the closing of the BCA remains probable. Upon the closing of the BCA, the deferred offering costs will be allocated among the PIPE instruments based on their relative fair values; the portion attributable to equity-classified instruments will be charged against the related equity proceeds, and the portion attributable to liability-classified instruments measured at fair value through earnings, the warrants, will be expensed as a finance cost within the statement of operations.

13.	PIPE subscription obligation (continued):

The fair value of the forward contract is measured as the fair value of the preferred shares and warrants to be issued under the PIPE subscription agreements, less the fixed consideration to be received. The fair values of the preferred shares and warrants contained within the PIPE subscriptions agreements were estimated using the Monte Carlo simulation method. The assumptions used to estimate the fair value of the preferred shares and warrants contained within the PIPE subscription agreements are set forth in the table below:

	Initial recognition	June 30, 2026
Fair value of common shares	$7.52	$9.69
Expected term	5.7 years	5.0 years
Expected volatility	80%	80%
Risk-free interest rate	3.83%	4.11%
Expected dividend	12%	12%
Weighted average discount rate	46.1%	46.1%

Sensitivities for key assumptions were as follows:

●	With other variables unchanged, an increase or decrease in the weighted average discount rate assumption by 10% would result in an increase (decrease) in the estimated fair value of the PIPE subscription obligation of $11.1 million or ($11.1 million), respectively;